UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2013 (November 12, 2013)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, Clarence P. Cazalot Jr. was appointed to the Board of Directors (the “Board”) of Spectra Energy Corp (the “Company”), effective December 1, 2013. Mr. Cazalot will serve on the Finance and Risk Management Committee of the Company’s Board.

Mr. Cazalot currently serves as executive chairman of the board of directors of Marathon Oil Corporation (“Marathon”), a role he assumed in 2011. He will retire from the Marathon board on December 31, 2013. He served as president and chief executive officer and director of Marathon (formerly known as USX Corporation) since 2002. From 2000 to 2001, he served as vice chairman of USX Corporation and president of Marathon.

Mr. Cazalot was with Texaco Inc. from 1972 to 2000, and while at Texaco served in the following executive positions: president of Worldwide Production Operations of Texaco Inc. from 1999 to 2000; president of International Production and chairman of London-based Texaco Ltd. from 1998 to 1999; president of International Marketing and Manufacturing from 1997 to 1998; president of Texaco Exploration and Production Inc. from 1994 to 1996; and president of Texaco’s Latin America/West Africa Division from 1992 to 1994. In 1992, he was named vice president, Texaco. He is a director and Board member of the American Petroleum Institute. Additionally, he is a director of the Greater Houston Partnership, a member of the Business Roundtable and serves on the Advisory Board of the World Affairs Council of Houston.

There is no arrangement or understanding between Mr. Cazalot and any other persons or entities pursuant to which Mr. Cazalot was appointed as a director. As a non-employee director, he will receive compensation in accordance with the Company’s policies for compensating outside directors.

The Company issued a press release announcing the appointment of Mr. Cazalot to its Board on November 18, 2013. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2013, the Board approved the amendment and restatement of the Company’s By-Laws to fix the size of the Board at 12 members. Previously the By-Laws provided that the number of directors shall be fixed at 11. The description of the amendment to the By-Laws is qualified in entirety by reference to the text of the amended and restated By-Laws filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	The By-Laws of Spectra Energy Corp, as amended and restated on November 12, 2013

99.1	Press Release of Spectra Energy Corp, dated November 18, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ Patricia M. Rice
Patricia M. Rice
Vice President and Secretary

Date: November 18, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	The By-Laws of Spectra Energy Corp, as amended and restated on November 12, 2013

99.1	Press Release of Spectra Energy Corp, dated November 18, 2013